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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2001

                              SEMTECH CORPORATION
            (Exact name of registrant as specified in its charter)

              Delaware                                1-6395                       95-2119684
    (State or other jurisdiction of          (Commission File Number)            (IRS Employer
     incorporation or organization)                                           Identification No.)

652 Mitchell Road, Newbury Park, California                                           91320
 (Address of principal executive offices)                                          (Zip Code)

Registrant's telephone number, including  area code:              (805) 498-2111


                                  Not Applicable
     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.    Other Events.

           The Registrant expects to incur costs of approximately $14 million in the second quarter for the write-down of inventory and the discontinuation of certain commodity and application specific standard products. Additional information relating to the foregoing is set forth in the Registrant's press release issued on June 26, 2001 and filed as Exhibit 99.1 hereto.

Item 7.    Financial Statements and Exhibits.

(c)        Exhibits -  The following document is included as an exhibit hereto.
           --------

           Exhibit No.    Description of Document
           -----------    -----------------------

           99.1           Press Release of the Registrant dated June 26, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SEMTECH CORPORATION

Date: June 26, 2001                 By:  /s/ David G. Franz, Jr.
                                        ------------------------
                                        David G. Franz, Jr.
                                        Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.                Description of Document
-----------                -----------------------
99.1                       Press Release of the Registrant dated June 26, 2001.



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